Income Taxes (Details) - Schedule of Reconciliation of Effective Income Tax Rate - Arisz Acquisition Corp. [Member]	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Income Taxes (Details) - Schedule of Reconciliation of Effective Income Tax Rate [Line Items]
Income at U.S. statutory rate	21.00%	21.00%
State taxes, net of federal benefit	0.00%	0.00%
Transaction costs	1.89%	(52.42%)
Change in valuation allowance	5.93%	(11.30%)
Total	28.82%	(42.72%)